Exhibit 8.1

Consolidated Financial Statements of Daimler AG

at December 31, 2007

Statement of Investments in Affiliated, Associated

and Related Companies

according to § 313 HGB (German Commercial Code)

The statement is part of the notes; it contains all investments of Daimler AG and is filed with the Commercial Register in Stuttgart

Statement of Investments in Affiliated, Associated and Related Companies of Daimler AG
at December 31, 2007, according to § 313 para. 2 HGB (German Commercial Code)

A. CONSOLIDATED GROUP COMPANIES
I. Consolidated Companies of Mercedes-Benz Cars
II. Consolidated Companies of Daimler Trucks
III. Consolidated Companies of Daimler Financial Services
IV. Consolidated Companies of Vans, Buses, Other

B. NON CONSOLIDATED GROUP COMPANIES
I. Non Consolidated Companies of Mercedes-Benz Cars
II. Non Consolidated Companies of Daimler Trucks
III. Non Consolidated Companies of Daimler Financial Services
IV. Non Consolidated Companies of Vans, Buses, Other

C. ASSOCIATED COMPANIES AND GROUP COMPANIES AT EQUITY
I. Associated Companies and Group Companies at Equity of Mercedes-Benz Cars
II. Associated Companies and Group Companies at Equity of Daimler Trucks
III. Associated Companies and Group Companies at Equity of Daimler Financial Services
IV. Associated Companies and Group Companies at Equity of Vans, Buses, Other

D. ASSOCIATED COMPANIES AT COST
I. Associated Companies at Cost of Mercedes-Benz Cars
II. Associated Companies at Cost of Daimler Trucks
III. Associated Companies at Cost of Daimler Financial Services
IV. Associated Companies at Cost of Vans, Buses, Other

E. OTHER MAJOR SUBSIDIARIES

i

Name of the company	Location	Country	Capital Share (in %) 5)

Daimler AG	Stuttgart	Germany

A. CONSOLIDATED GROUP COMPANIES
I. Consolidated Companies of Mercedes-Benz Cars
6353 Sunset Boulevard, Inc.	Hollywood	USA	100.00%
American Auto Handels GmbH	Munich	Germany	100.00%
Anlagenverwaltung DaimlerChrysler AG & Co. OHG Berlin	Schönefeld	Germany	100.00%
Auto-Henne GmbH	Munich	Germany	100.00%
CARS Technik und Logistik GmbH	Munich	Germany	100.00%
Chemin National SCI	Lambres les Douai	France	100.00%
Chrysler Japan Retail, Ltd.	Tokyo	Japan	100.00%
Comercial Mercedes-Benz, S.A.	Madrid	Spain	100.00%
Daimler Aviation South Africa (Pty) Ltd	Pretoria	South Africa	100.00%
Daimler South East Asia Pte. Ltd.	Singapore	Singapore	100.00%
Daimler Vermögens- und Beteiligungsgesellschaft mbH	Stuttgart	Germany	100.00%
DaimlerChrysler Automotive Bohemia s.r.o.	Prague	Czechia	100.00%
DaimlerChrysler Automotive Polska Sp. z.o.o.	Warsaw	Poland	100.00%
DaimlerChrysler Belgium Luxembourg S.A.	Brussels	Belgium	100.00%
DaimlerChrysler Danmark AS	Copenhagen	Denmark	100.00%
DaimlerChrysler Dealer Bedrijven B.V.	Den Haag	Netherlands	100.00%
DaimlerChrysler Distribution AS	Horsholm	Denmark	100.00%
DaimlerChrysler Espana, S.A.	Madrid	Spain	100.00%
DaimlerChrysler Försäljnings AB	Malmö	Sweden	100.00%
DaimlerChrysler France S.A.S.	Versailles	France	100.00%
DaimlerChrysler India Private Limited	Pune	India	100.00%
DaimlerChrysler Malaysia Sdn. Bhd.	Kuala Lumpur	Malaysia	51.00%
DaimlerChrysler Nederland B.V.	Utrecht	Netherlands	100.00%
DaimlerChrysler Northeast Asia Ltd.	Beijing	China	100.00%
DaimlerChrysler Schweiz AG	Schlieren	Switzerland	100.00%
DaimlerChrysler Sverige AB	Malmö	Sweden	100.00%
DaimlerChrysler Technical Center, Nijkerk	Nieuwegein	Netherlands	100.00%
Distribuidora y Comercializadora MB, S. de R.L. de C.V.	Mexico	Mexico	99.97%
Garage Jean Wagner S.A.	Luxembourg	Luxembourg	100.00%
Grundstücksverwaltungsgesellschaft Auto-Henne GmbH & Co. OHG	Schönefeld	Germany	100.00%
Grundstücksverwaltungsgesellschaft Henne-Unimog GmbH & Co. OHG	Schönefeld	Germany	100.00%
Grundstücksverwaltungsgesellschaft Mercedes-Benz AG & Co. OHG	Schönefeld	Germany	100.00%
Henne-Unimog GmbH	Munich	Germany	100.00%
Koppieview Property (Pty)	Zwartkop	South Africa	100.00%
Maschinenfabrik Esslingen AG & Co. OHG	Schönefeld	Germany	100.00%
MDC Equipment GmbH	Kölleda	Germany	100.00%
MDC Power GmbH	Kölleda	Germany	100.00%
Mercedes Benz Bordeaux S.A.S	Begles	France	100.00%
Mercedes Benz Milano S.p.A	Milan	Italy	100.00%
Mercedes-AMG GmbH	Affalterbach	Germany	51.00%
Mercedes-Benz (China) Ltd.	Beijing	China	41.00%
Mercedes-Benz (Thailand) Limited	Bangkok	Thailand	100.00%
Mercedes-Benz (Yangzhou) Parts Distribution Co. Ltd.	Yangzhou	China	100.00%
Mercedes-Benz Accessories GmbH	Stuttgart	Germany	100.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Franken KG	Schönefeld	Germany	99.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Germersheim Betriebsvorrichtungen OHG	Schönefeld	Germany	99.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Germersheim KG	Schönefeld	Germany	99.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Rhein-Main Betriebsvorrichtungen OHG	Schönefeld	Germany	99.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Rhein-Main OHG	Schönefeld	Germany	99.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekt Südwest KG	Schönefeld	Germany	99.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Baden-Baden und Dresden OHG	Düsseldorf	Germany	100.00%
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Leipzig und Magdeburg KG	Schönefeld	Germany	100.00%
Mercedes-Benz Alcalá S.A.	Madrid	Spain	100.00%
Mercedes-Benz Australia/Pacific Pty. Ltd.	Mulgrave	Australia	100.00%
Mercedes-Benz Canada, Inc.	Toronto	Canada	100.00%
Mercedes-Benz Comercial Valencia, S.A.	Valencia	Spain	100.00%

Mercedes-Benz Comercial, Lda	Sintra	Portugal	100.00%
Mercedes-Benz Côte d´Azur SAS	Villeneuve Loubet	France	100.00%
Mercedes-Benz Drogenbos N.V.	Drogenbos	Belgium	99.99%
Mercedes-Benz Esch S.A.	Esch-sur-Alzette	Luxembourg	99.90%
Mercedes-Benz Gent N.V.	Gent	Belgium	99.80%
Mercedes-Benz Hellas S.A.	Kifissia	Greece	100.00%
Mercedes-Benz HighPerformanceEngines Ltd	Brixworth	Great Britain	100.00%
Mercedes-Benz Hong Kong Limited	Hong Kong	Hong Kong	100.00%
Mercedes-Benz Hybrid LLC	Troy	USA	100.00%
Mercedes-Benz Italia S.p.A.	Romeee	Italy	90.00%
Mercedes-Benz Japan Co., Ltd.	Tokyo	Japan	100.00%
Mercedes-Benz Korea Limited	Seoul	South Korea	51.00%
Mercedes-Benz Leudelange S.A.	Leudelange	Luxembourg	99.90%
Mercedes-Benz Lille SAS	Villeneuve d’Ascq	France	100.00%
Mercedes-Benz Luxembourg-Centre S.A.	Luxembourg	Luxembourg	99.90%
Mercedes-Benz Lyon SAS	Lyon	France	100.00%
Mercedes-Benz Manhattan, Inc.	New York	USA	100.00%
Mercedes-Benz Manufacturing (Thailand) Limited	Bangkok	Thailand	100.00%
Mercedes-Benz Manufacturing South Africa (Pty) Ltd.	East London	South Africa	100.00%
Mercedes-Benz New Zealand Ltd	Auckland	New Zealand	100.00%
Mercedes-Benz of Melbourne Pty. Ltd.	Melbourne	Australia	51.00%
Mercedes-Benz Paris	Port-Marly	France	100.00%
Mercedes-Benz Portugal - Comercio de Automoveis, S.A.	Lissabon	Portugal	100.00%
Mercedes-Benz Retail Group UK Ltd.	Milton Keynes	Great Britain	100.00%
Mercedes-Benz Roma S.p.A.	Romeee	Italy	100.00%
Mercedes-Benz Russia SAO	Moscow	Russia	100.00%
Mercedes-Benz Service Corporation	Montvale	USA	100.00%
Mercedes-Benz Servizi S.p.A.	Romeee	Italy	100.00%
Mercedes-Benz Sosnowiec Sp. z o.o.	Sosnowiec	Poland	100.00%
Mercedes-Benz South Africa (Pty) Ltd	Pretoria	South Africa	100.00%
Mercedes-Benz Srbija i Crna Gora d.o.o.	Novi Beograd	Serbia	100.00%
Mercedes-Benz U.S. International, Inc.	Tuscaloosa	USA	100.00%
Mercedes-Benz UK Ltd.	Milton Keynes	Great Britain	100.00%
Mercedes-Benz USA, LLC	Montvale	USA	100.00%
Mercedes-Benz V. I. Lille	Vendeville	France	100.00%
Mercedes-Benz V. I. Lyon	Genas	France	100.00%
Mercedes-Benz V.I. Paris Ile de France	Herblay	France	100.00%
Mercedes-Benz V.I. Toulouse	Fenouillet	France	100.00%
Mercedes-Benz Warszawa Sp. z.o.o.	Warsaw	Poland	100.00%
Merceds-Benz Luxembourg S.A.	Luxembourg	Luxembourg	90.00%
Micro Compact Car smart North N.V./S.A.	Drogenbos	Belgium	100.00%
N.V. Mercedes-Benz Aalst	Erembodegem	Belgium	99.91%
N.V. Mercedes-Benz Antwerpen	Borgerhout	Belgium	99.00%
N.V. Mercedes-Benz Mechelen	Mechelen	Belgium	99.00%
N.V. Mercedes-Benz Ninove	Ninove	Belgium	99.93%
N.V. Mercedes-Benz Wemmel	Wemmel	Belgium	99.20%
P.T. DaimlerChrysler Distribution Indonesia	Jakarta	Indonesia	52.00%
P.T. DaimlerChrysler Indonesia	Jakarta	Indonesia	89.21%
P.T. Star Engines Indonesia	Jakarta	Indonesia	95.00%
S.A. Mercedes-Benz Waterloo	Waterloo	Belgium	99.40%
S.A. Mercedes-Benz Wavre	Wavre	Belgium	99.00%
Sandown Motor Holdings (Pty) Ltd	Brayanston	South Africa	50.10%
smart Distribution SAS	Rocquencourt	France	99.00%
smart France S.A.S.	Hambach	France	100.00%
Société Civile Immobilière Genève de Pressensé	Bobigny	France	100.00%
Société Civile Immobilière la Fontaine aux Bretons	Bobigny	France	80.00%
Star Auto S.A.	Abidjan	Ivory Coast	89.14%
Taunus-Auto-Verkaufs GmbH	Wiesbaden	Germany	94.50%

II. Consolidated Companies of Daimler Trucks
Atlantis Foundries (Pty.) Ltd.	Dassenberg	South Africa	100.00%
Axle Alliance Company LLC	Detroit	USA	100.00%

Columbia Freightliner, LLC	Columbia	USA	100.00%
Commercial Vehicles of South Florida Inc.	Pompano Beach	USA	80.00%
Daimler Automotive de Venezuela C.A.	Valencia	Venezuela	100.00%
Daimler Automotive Korea Ltd.	Seoul	South Korea	100.00%
DaimlerChrysler Vehículos Comerciales México, S.A. de C.V.	Santiago Tianguistenco	Mexico	100.00%
Dalmatian Corporation	Ladson	USA	100.00%
Detroit Diesel Capital Corporation	Detroit	USA	50.00%
Detroit Diesel Corporation	Detroit	USA	100.00%
Detroit Diesel of Canada Ltd.	London	Canada	100.00%
Detroit Diesel Overseas Corporation	Detroit	USA	100.00%
Detroit Diesel Overseas Distribution Corporation	Detroit	USA	100.00%
Detroit Diesel Realty Utah, Inc.	Tooele	USA	100.00%
Detroit Diesel Realty, Inc.	Detroit	USA	100.00%
Detroit Diesel Remanufacturing Corporation	Detroit	USA	100.00%
Detroit Diesel Remanufacturing-Central, Inc.	Emporia	USA	100.00%
Detroit Diesel Remanufacturing-East, Inc.	Cambridge	USA	100.00%
Detroit Diesel Remanufacturing-North, Inc.	Kentwood	USA	100.00%
Detroit Diesel Remanufacturing-West, Inc.	Salt Lake City	USA	100.00%
Detroit Diesel-Allison de Mexico, S.A. de C.V.	San Juan Ixtacala Colonia	Mexico	90.00%
Florida Detroit Diesel-Allison, Inc.	Miami	USA	100.00%
FMDC Canada, Inc.	Portland	USA	100.00%
Freightliner Canada Ltd.	Mississauga	Canada	100.00%
Freightliner Custom Chassis Corporation	Gaffney	USA	100.00%
Freightliner Exportaciones, S.A. de C.V.	Santiago Tianguistenco	Mexico	100.00%
Freightliner FSC, Inc.	Portland	USA	100.00%
Freightliner Holding Ltd.	Portland	USA	100.00%
Freightliner LLC	Portland	USA	100.00%
Freightliner Ltd.	Portland	USA	100.00%
Freightliner Market Development Corporation	Portland	USA	100.00%
Freightliner Netherlands Holdings B.V.	Portland	USA	100.00%
Freightliner of Cleveland LLC	Cleveland	USA	100.00%
Freightliner of Gastonia LLC	Gastonia	USA	100.00%
Freightliner of Mt. Holly LLC	Mt. Holly	USA	100.00%
Freightliner of Portland LLC	Portland	USA	100.00%
Freightliner of Vancouver, Ltd.	Surrey	Canada	100.00%
Freightliner Properties Ltd.	Mississauga	Canada	100.00%
Fuso Technical Service Co., Ltd.	Kanagawa	Japan	100.00%
Mercedes-Benz CharterWay GmbH	Berlin	Germany	50%	1)
Mercedes-Benz CharterWay S.A.S.	Le Chesnay	France	50%	1)
Mercedes-Benz Desarollo de Mercados, S. de R.L. de C.V.	Santiago Tianguistenco	Mexico	100.00%
Mercedes-Benz do Brasil Ltda.	Sao Bernardo do Campo	Brazil	100.00%
Mercedes-Benz Molsheim S.A.S.	Molsheim	France	100.00%
Mercedes-Benz Venezuela S.A.	Valencia	Venezuela	100.00%
Mexico Detroit Diesel-Allison Corperation	Laredo	USA	100.00%
MFTA Canada, Inc.	Ontario	Canada	100.00%
Mitsubishi Fuso Bus Manufacturing Co., Ltd.	Toyama	Japan	100.00%
Mitsubishi Fuso Truck (Thailand) Co., Ltd.	Pathumthani	Thailand	100.00%
Mitsubishi Fuso Truck and Bus Corporation	Kawasaki	Japan	85.00%
Mitsubishi Fuso Truck and Bus Sales Australia Pty. Ltd.	Baulkham Hills	Australia	100.00%
Mitsubishi Fuso Truck Europe, S.A.	Tramagal	Portugal	100.00%
Mitsubishi Fuso Truck of America, Inc.	Swedesboro	USA	100.00%
Outer Drive Holdings, Inc.	Wilmington	USA	100.00%
PABCO Co., Ltd.	Kanagawa	Japan	100.00%
PABCO Kinki Co., Ltd.	Nara	Japan	90.00%
Portland Freightliner, Inc.	Portland	USA	100.00%
Ryowa Shatai Kogyo Co., Ltd.	Aichi	Japan	100.00%
SelecTrucks of America LLC	Portland	USA	100.00%
SelecTrucks of Atlanta LLC	McDonough	USA	100.00%
SelecTrucks of Calgary	Calgary	Canada	100.00%
SelecTrucks of El Paso LLC	El Paso	USA	50.00%
SelecTrucks of Pittsburgh LLC	Canonsburg	USA	100.00%
SelecTrucks of Toronto, Inc.	Mississauga	Canada	100.00%
Starauto Comercio de Veiculos Ltda.	Sao Bernardo do Campo	Brazil	99.99%

Starexport Trading S.A.	Sao Paulo	Brazil	100.00%
Sterling Truck Corporation	Redford	USA	100.00%
Thomas Built Buses of Canada Ltd.	Woodstock	Canada	100.00%
Thomas Built Buses, Inc.	High Point	USA	100.00%
Western Star Truck Sales, Inc	Redford Willoughby	USA	100.00%

III. Consolidated Companies of Daimler Financial Services
Autofleet Pacific Pte. Ltd.	Singapore	Singapore	100.00%
Banco DaimlerChrysler S.A.	Sao Paulo	Brazil	100.00%
C. C. & E. II, LLC	Farmington Hills	USA	100.00%
Chrysler Asset Management Corporation	Farmington Hills	USA	100.00%
Chrysler Capital Company L.L.C.	Farmington Hills	USA	100.00%
Chrysler Credit Realvest. Inc.	Farmington Hills	USA	100.00%
Chrysler Meridian Corporation	Farmington Hills	USA	100.00%
Chrysler Timberlake Corporation	Farmington Hills	USA	100.00%
Conemaugh Hydroelectric Projects, Inc.	Farmington Hills	USA	100.00%
Coventry Lane Holdings, L.L.C.	Farmington Hills	USA	100.00%
DAF FSC, Inc.	Farmington Hills	USA	100.00%
DAF Investments, Ltd.	Farmington Hills	USA	100.00%
Daimler Chrysler Insurance Services UK Ltd.	Milton Keynes	Great Britain	100.00%
Daimler Export and Trade Finance GmbH	Berlin	Germany	100.00%
Daimler Financial Services AG	Berlin	Germany	100.00%
Daimler Financial Services Japan Co., Ltd.	Tokyo	Japan	100.00%
Daimler Fleet Management South Africa (Pty.) Ltd.	Centurion	South Africa	65.00%
Daimler Insurance Agency LLC	Farmington Hills	USA	100.00%
Daimler Insurance Services GmbH	Berlin	Germany	100.00%
Daimler Re Brokers GmbH	Bremen	Germany	74.90%
Daimler Services Mobility Management GmbH	Berlin	Germany	100.00%
Daimler Vorsorge und Versicherungsdienst GmbH	Berlin	Germany	100.00%

DaimlerChrysler Bank AG	Stuttgart	Germany	100.00%
DaimlerChrysler Bank Polska S.A.	Warsaw	Poland	100.00%
DaimlerChrysler Banking Service GmbH	Saarbrücken	Germany	100.00%
DaimlerChrysler Capital Services (debis) L.L.C.	Farmington Hills	USA	100.00%
DaimlerChrysler Financial Services Austria GmbH	Salzburg	Austria	51.00%
DaimlerChrysler Financial Services B.V.	Utrecht	Netherlands	100.00%
DaimlerChrysler Financial Services Bohemia s.r.o.	Prague	Czechia	100.00%
DaimlerChrysler Financial Services Denmark AS	Copenhagen	Denmark	100.00%
DaimlerChrysler Financial Services France S.A.	Bailly	France	100.00%
DaimlerChrysler Financial Services New Zealand Ltd.	Auckland	New Zealand	100.00%
DaimlerChrysler Financial Services Sweden AB	Malmö	Sweden	100.00%
DaimlerChrysler Financial Services UK Limited	Milton Keynes	Great Britain	100.00%
DaimlerChrysler Finanzial Services S.A. de C.V., S.O.F.O.M., E.N.R.	Mecico	Mexico	100.00%
DaimlerChrysler Fleet Management France S.A.	Saint Cloud	France	100.00%
DaimlerChrysler Fleet Management GmbH	Stuttgart	Germany	100.00%
DaimlerChrysler Fleet Management UK Limited	Milton Keynes	Great Britain	100.00%
DaimlerChrysler Insurance Services B.V.	Utrecht	Netherlands	100.00%
DaimlerChrysler Leasing GmbH	Stuttgart	Germany	100.00%
DaimlerChrysler Leasing Polska Sp. z.o.o.	Warsaw	Poland	75.00%
DaimlerChrysler MidOcean Foreign Sales Company	Hamilton	Great Britain	100.00%
DaimlerChrysler Mitarbeiter-Fahrzeuge Leasing GmbH	Stuttgart	Germany	99.00%
DaimlerChrysler Motors Investments L.L.C.	Farmington Hills	USA	100.00%
DaimlerChrysler Services Correduria de Seguros, S.A.	Madrid	Spain	100.00%
DaimlerChrysler Services Espana Establecimiento Financiero de Crédito, S.A.	Madrid	Spain	100.00%
DaimlerChrysler Services Information Technology Ltd.	Milton Keynes	Great Britain	100.00%
DaimlerChrysler Services Renting, S.A.	Madrid	Spain	100.00%
DaimlerChrysler Servicos Financeiros S/C Ltda.	Sao Paulo	Brazil	100.00%
DaimlerChrysler Wholesale Finance AB	Malmö	Sweden	100.00%
DC Automotriz Servicios, S. de R.L. de C.V.	Mecico	Mexico	100.00%
DCFS Canada Corp.	Toronto	Canada	100.00%
DCFS Servicios Corporativos, S. de R.L. de C.V.	Mecico	Mexico	100.00%
DCFS USA LLC	Farmington Hills	USA	100.00%
debis AutoLease B.V.	Utrecht	Netherlands	100.00%
debis Financial Services Co., Ltd.	Tokyo	Japan	100.00%
debis Financial Services, Inc.	Farmington Hills	USA	100.00%
debis Industriehandel GmbH	Berlin	Germany	100.00%
DLI Corporation	Farmington Hills	USA	100.00%
GWP Insurance Brokers AG	Lucerne	Switzerland	100.00%
Harper Lake Solar IX Corporation	Farmington Hills	USA	100.00%
Harper Lake Solar IX, L.L.C.	Farmington Hills	USA	100.00%
HLSP IX, Inc.	Farmington Hills	USA	100.00%
Intrepid Insurance Company	Farmington Hills	USA	100.00%
Mercedes-Benz CharterWay GmbH	Berlin	Germany	50%	1)
Mercedes-Benz CharterWay S.A.S.	Le Chesnay	France	50%	1)
Mercedes-Benz Finance Co., Ltd.	Tokyo	Japan	90.00%
Mercedes-Benz Financial Services Australia Pty. Ltd.	Melbourne	Australia	100.00%
Mercedes-Benz Financial Services BeLux NV	Vilvoorde	Belgium	99.99%
Mercedes-Benz Financial Services Italia S.p.A.	Romeee	Italy	75.00%
Mercedes-Benz Financial Services Schweiz AG	Zurich	Switzerland	100.00%
Mercedes-Benz Financial Services South Africa (Pty) Ltd	Centurion	South Africa	100.00%
Mercedes-Benz Finansal Kiralama Türk A.S.	Istanbul	Turkey	100.00%
Mercedes-Benz Finansman Türk A.S.	Istanbul	Turkey	100.00%
Mercedes-Benz Leasing (Thailand) Co., Ltd.	Bangkok	Thailand	100.00%
Mercedes-Benz Leasing do Brasil Arrendamento Mercantil S.A.	Barueri - SP	Brazil	93.75%
Mercedes-Benz Leasing Treuhand GmbH	Stuttgart	Germany	100.00%
Mercedes-Benz Rental S.p.A.	Romee	Italy	60.00%
Mercedes-Benz Risk Solutions South Africa (Pty.) Ltd.	Centurion	South Africa	100.00%
Mercedes-Benz Servizi Assicurativi Italia S.p.A.	Romeee	Italy	98.90%
Suffolk Leasing, Inc.	Farmington Hills	USA	100.00%
Trona Cogeneration Corporation	Farmington Hills	USA	100.00%
UMF (Singapore) Ltd.	Singapore	Singapore	85.00%

IV. Consolidated Companies of Vans, Buses, Other
3218095 Nova Scotia Company ULC	Mississauga	Canada	100.00%
Chrysler do Brasil Ltda.	Sao Bernardo do Campo	Brazil	99.43%
DAI.NET GmbH	Stuttgart	Germany	100.00%
Daimler “Danubia” Beteiligungsgesellschaft mbH	Stuttgart	Germany	100.00%
Daimler Australia/Pacific Pty. Ltd.	Mulgrave	Australia	100.00%
Daimler Belgium Financial Company S.A.	Zaventem	Belgium	100.00%
Daimler Canada Investments Company	Halifax	Canada	100.00%
Daimler Coordination Center S.C.S.	Zaventem	Belgium	99.99%
Daimler Finance North America LLC	Wilmington	USA	100.00%

Daimler International Finance B.V.	Utrecht	Netherlands	100.00%
Daimler Investments US Corporation	Auburn Hills	USA	100.00%
Daimler Japan, Ltd.	Tokyo	Japan	100.00%
Daimler Luft- und Raumfahrt Holding AG	Munich	Germany	99.90%
Daimler Mexico, S.A. de C.V.	Mecico	Mexico	99.99%
Daimler North America Corporation	Montvale	USA	100.00%
Daimler North America Finance Corporation	Newark	USA	100.00%
Daimler Potsdamer Platz Management GmbH	Berlin	Germany	100.00%
Daimler Real Estate GmbH	Berlin	Germany	100.00%
Daimler Vans Manufacturing, LLC	Ladson	USA	100.00%
Daimler Verwaltungsgesellschaft für Grundbesitz mbH	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “AMICITIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “CUSTODIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “DIALOGA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “DIGNITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “EFFICIENTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “FIDELIS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “GENEROSA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “GEOMETRIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “HABITUDO” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “IUVENTA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “LEGITIMA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “NEGOTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “NOBILITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “OPTIMA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “PROSPERA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “PRUDENTIA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “REGINA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “VEHICULA” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
Daimler-Benz AG & Co. “VERITAS” Grundstücksvermietung Potsdamer Platz OHG	Schönefeld	Germany	100.00%
DaimlerChrysler Aerospace GmbH & Co. KG	Stuttgart	Germany	100.00%
DaimlerChrysler AG & Co. Finanzanlagen OHG	Schönefeld	Germany	100.00%
DaimlerChrysler AG & Co. Wertpapierhandel OHG	Schönefeld	Germany	100.00%
DaimlerChrysler Canada Finance Inc.	Montreal	Canada	100.00%
DaimlerChrysler Commercial Buses North America, Inc.	Oriskany	USA	100.00%
DaimlerChrysler Commercial Buses North America, Ltd.	Missisauga	Canada	100.00%
DaimlerChrysler Commercial Buses North Carolina LLC	Greensboro	USA	100.00%
DaimlerChrysler Espana Holding S.A.	Madrid	Spain	99.96%
DaimlerChrysler Financing International Inc.	Racine	USA	100.00%
DaimlerChrysler France Holding SAS	Rocquencourt	France	100.00%
DaimlerChrysler Nederland Holding B.V.	Utrecht	Netherlands	100.00%
DaimlerChrysler Portugal Holding S.G.P.S.	Lissabon	Portugal	100.00%
DaimlerChrysler Skandinavien Holding AS	Copenhagen	Denmark	100.00%
DaimlerChrysler UK Finance plc	Milton Keynes	Great Britain	100.00%
DaimlerChrysler UK Holding plc	Milton Keynes	Great Britain	100.00%
DaimlerChrysler Vans HongKong Limited	Hong Kong	Hong Kong	67.55%
EHG Elektroholding GmbH	Frankfurt on the Main	Germany	100.00%
EvoBus (Schweiz) AG	Kloten	Switzerland	100.00%
EvoBus (UK) Ltd.	Coventry	Great Britain	100.00%
EvoBus Austria G.m.b.H.	Viennese Neudorf	Austria	99.90%
EvoBus Belgium N.V.	Kobbegem	Belgium	100.00%
EvoBus Bohemia s.r.o.	Prague	Czechia	97.88%
EvoBus Danmark A/S	Koege	Denmark	100.00%
EvoBus France S.A.S.	Sarcelles	France	100.00%
EvoBus GmbH	Stuttgart	Germany	100.00%
EvoBus Hellas A.E.B.E.	Thessaloniki	Greece	100.00%
EvoBus Ibérica, S.A.	Sámano	Spain	100.00%
EvoBus Italia S.p.A.	Modena	Italy	100.00%
EvoBus Nederland B.V.	Nijkerk	Netherlands	100.00%
Evobus Portugal S.A.	Abrunheira	Portugal	100.00%
EvoBus Sverige AB	Spanga	Sweden	100.00%
Grundstücksverwaltungsgesellschaft Daimler Benz AG & Co. OHG	Schönefeld	Germany	100.00%
Grundstücksverwaltungsgesellschaft Evobus GmbH & Co. OHG	Schönefeld	Germany	100.00%

INTERSTAR SAS	Rocquencourt	France	100.00%
Inversora Privada Compania de Comercializacion Internacional S.A.	Buenos Aires	Argentina	99.00%
Mercedes-Benz Argentina S.A.	Buenos Aires	Argentina	100.00%
Mercedes-Benz Ludwigsfelde GmbH	Ludwigsfelde	Germany	100.00%
Mercedes-Benz Minibus GmbH	Dortmund	Germany	100.00%
Mercedes-Benz Oto Kiralama A.S.	Istanbul	Turkey	100.00%
Mercedes-Benz Türk A.S.	Istanbul	Turkey	66.91%
Setra of North America, Inc.	Greensboro	USA	100.00%
Zweite DC Immobilien GmbH & Co. Projekt Wörth	Schönefeld	Germany	100.00%

B. NON CONSOLIDATED GROUP COMPANIES
I. Non Consolidated Companies of Mercedes-Benz Cars
Automotive Training GmbH	Stuttgart	Germany	100.00%
Brooklands Estates Management Limited	Milton Keynes	Great Britain	100.00%
Chrysler Jeep Ticaret A.S.	Istanbul	Turkey	100.00%
Chrysler Sales & Services (Thailand) Ltd. i. L.	Bangkok	Thailand	48.97%
Daimler Group Services Madrid, S.A.	Madrid	Spain	100.00%
Daimler Parts Brand GmbH	Stuttgart	Germany	100.00%
Daimler protics technical information consulting & support GmbH	Stuttgart	Germany	100.00%
Daimler Services GmbH	Stuttgart	Germany	100.00%
Daimler UK Limited	Milton Keynes	Great Britain	100.00%
Daimler UK Share Trustee Ltd.	Milton Keynes	Great Britain	100.00%
Daimler UK Trustees Limited	Milton Keynes	Great Britain	99.00%
Daimler Unterstützungskasse GmbH	Stuttgart	Germany	100.00%
DaimlerChrysler Customer Assistance Center N.V.	Maastricht	Netherlands	100.00%
DaimlerChrysler Customer Assistance Center SP. z.o.o.	Warsaw	Poland	100.00%
DaimlerChrysler Egypt SAE	Cairo	Egypt	100.00%
DaimlerChrysler Engineering Services S.A. en liquidation	Schlieren	Switzerland	98.00%
DaimlerChrysler Global Training Nederland B.V.	Nijkerk	Netherlands	100.00%
DaimlerChrysler Singapore Pte.Ltd.	Singapore	Singapore	100.00%
DaimlerChrysler Workshop Equipment GmbH	Böblingen	Germany	100.00%
Europa Motors Nicaragua S.A.	Managua	Nicaragua	99.99%
FBW-Fahrzeug AG	Wetzikon	Switzerland	100.00%
Garage des Falaises SA in Liquidation	Neuchâtel	Switzerland	100.00%
Grundstücksverwaltungsgesellschaft Porcher & Meffert GmbH & Co. OHG	Schönefeld	Germany	100.00%
Grundstücksverwaltungsgesellschaft Taunus-Auto-Verkaufs-GmbH & Co. OHG	Schönefeld	Germany	100.00%
Lack- und Karosseriezentrum Berlin-Brandenburg GmbH	Schönefeld	Germany	100.00%
Lapland Car Test Aktiebolag	Arjeplog	Sweden	100.00%
MB GTC GmbH Mercedes-Benz Gebrauchtteile Center	Stuttgart	Germany	100.00%
MB Relationship Marketing Roma S.r.l.	Romeee	Italy	100.00%
MB Relationship Marketing S.r.l.	Milan	Italy	52.00%
MB SIM Technology Co., Ltd.	Shanghai	China	75.00%
MBtech Autodie LLC	Grand Rapids	USA	100.00%
MBtech Bohemia s.r.o.	Prague	Czechia	100.00%
MBtech Consulting GmbH	Sindelfingen	Germany	100.00%
MBtech EMC GmbH	Waiblingen	Germany	100.00%
MBtech Powertrain GmbH	Munich	Germany	100.00%
MBtech Vehicle Testing GmbH	Magstadt	Germany	100.00%
MB-technology GmbH	Sindelfingen	Germany	100.00%
Mercedes-Benz Brooklands Limited	Milton Keynes	Great Britain	100.00%
Mercedes-Benz Computer Services UK Limited	Milton Keynes	Great Britain	100.00%
Mercedes-Benz Consult Graz GmbH	Raaba	Austria	100.00%
Mercedes-Benz Museum GmbH	Stuttgart	Germany	100.00%
Mercedes-Benz Research and Development India Private Limited	Bangalore	India	100.00%
Mercedes-Benz Research and Development North America	Palo Alto	USA	100.00%
Mercedes-Benz Romania S.R.L.	Bucharest	Romania	51.00%
Mercedes-Benz Slovakia s.r.o.	Bratislava	Slovakia	51.00%
Mercedes-Benz Solihull Ltd.	Milton Keynes	Great Britain	100.00%
Mercedes-Benz Vertriebsgesellschaft mbH	Berlin	Germany	100.00%
Mercedes-Benz Vietnam Ltd.	Ho Chi Minh City	Vietnam	70.00%
Merfina SA	Schlieren	Switzerland	100.00%
Monarch Cars (Tamworth) Ltd.	Milton Keynes	Great Britain	100.00%
Motor Vehicle Service Agreement Company, Inc.	Jacksonville	USA	100.00%
motormeile GmbH	Eching	Germany	100.00%
Philippe Automobile SAS	Roubaix-Tourcoing	France	100.00%
Porcher & Meffert Grundstücksgesellschaft mbH & Co. Stuttgart OHG	Schönefeld	Germany	100.00%
Ring Garage AG Chur	Chur	Switzerland	100.00%
RMC Reliability Technology GmbH	Sindelfingen	Germany	100.00%
Russ & Janot GmbH	Erfurt	Germany	100.00%
smart Vertriebs gmbh	Berlin	Germany	100.00%

smart-Brabus GmbH	Bottrop	Germany	50.00%
Star Transmission Cugir s.r.l.	Cugir	Romania	55.94%
STARCAM s.r.o.	Most	Czechia	51.00%
STARKOM d.o.o.	Maribor	Slovenia	51.00%
System Design GmbH	Leonberg	Germany	75.20%
T.O.C. (Schweiz) AG	Schlieren	Switzerland	51.00%

II. Non Consolidated Companies of Daimler Trucks
“Serv-Jet” - Servicos e Pecas para Avioes Ltda.	Sao Bernardo do Campo	Brazil	100.00%
Autostar Vehiculos S.A.	San Jose	Costa Rica	100.00%
BYC Acquisition Corp.	Wilmington	USA	100.00%
Carry Mate Co., Ltd.	Shizuoka City	Japan	50.00%
CIM-Comercial e Importadora Ltda.	Sao Paulo	Brazil	100.00%
Costar - Assessoria Administrativa Ltda.	Santo Andre	Brazil	100.00%
Daimler FleetBoard UK Ltd.	Staffordshire	Great Britain	100.00%
DaimlerChrysler Administradora de Consorcios S/C Ltda.	Sao Bernardo do Campo	Brazil	100.00%
DaimlerChrysler Colombia S.A.	Bogota	Colombia	94.75%
DaimlerChrysler PowerSystems Schweiz AG	Schlieren	Switzerland	100.00%
DaimlerChrysler Trailer Axles Systems Southern Europe S.A.S.	Rocquencourt	France	100.00%
Daiya Kogyo K.K.	Isesaki-City	Japan	100.00%
Daiya Shoji K.K.	Maebashi-City	Japan	100.00%
Detroit Diesel Holding (Brasil) Ltda.	Sao Paulo	Brazil	99.99%
Detroit Diesel Remanufacturing Mexicana, S. de R.L. de C.V.	Toluca	Mexico	100.00%
Detroit Diesel Scholarship Foundation Inc.	Detroit	USA	100.00%
Detroit Diesel Speciality Tool Company, Inc.	Detroit	USA	100.00%
Eishin Jidosha Kogyo CO., Ltd.	Iwakuni-City	Japan	98.33%
Esutech Fujiko	Tokyo	Japan	99.50%
Fuso Tech Co., Ltd.	Atsugi City	Japan	100.00%
Gemini Tur Excursoes Passagens e Turismo Ltda.	Sao Paulo	Brazil	100.00%
Hirofu Kosan K.K.	Saka-Cho	Japan	99.50%
Hokkaido Ryoji Truck Co., Ltd.	Sapporo City	Japan	100.00%
Ibafu Service K.K.	Ibaraki-machi	Japan	99.50%
Jidosha Yuso Kogyo K.K.	Sapporo City	Japan	99.90%
K.K. Miyamoto Jidosha Kogyo	Hagi City	Japan	54.55%
K.K. San-el	Yamaguchi City	Japan	99.90%
Kitami Daiya Truck Co., Ltd.	Kitami City	Japan	100.00%
Kobe Jidosha Kogyo K.K.	Kobe City	Japan	99.90%
Kyushu Fuso Bipurosu Co., Ltd.	Shime machi	Japan	100.00%
Mercedes-Benz Charterway Bohemia s.r.o.	Prague	Czechia	50%	2)
Mercedes-Benz CharterWay N.V.	Vilvoorde	Belgium	50%	2)
Mercedes-Benz CharterWay S.p.A.	Romeee	Italy	50%	2)
Mercedes-Benz GastroService GmbH	Gaggenau	Germany	100.00%
MercedesService Card Beteiligungsgesellschaft mbH	Stuttgart	Germany	51.00%
MercedesService Card GmbH & Co. KG	Kleinostheim	Germany	51.00%
Motores Diesel INVEMA Ltda.	Santo Andre	Brazil	100.00%
Nagasaki Fuso Service Center Co., Ltd.	Nagasaki City	Japan	99.50%
Nankyu Butsuryu Support Co., Ltd.	Kagoshima City	Japan	99.50%
Nishimura Jidosha K.K.	Kobe City	Japan	60.17%
PABCO Hokkaido Co., Ltd.	Kitahiroshima City	Japan	55.00%
PABCO Sendai Co., Ltd.	Sendai City	Japan	100.00%
Pabcoki Co., Ltd.	Ebina City	Japan	61.54%
PUREM North America LLC	Detroit	USA	100.00%
Saitama Rikuso Co., Ltd.	Saitama City	Japan	50.00%
Sanin Service Co., Ltd.	Matsue City	Japan	99.67%
Sanriku Co., Ltd.	Hikari-City	Japan	97.47%
Satsuryo Shoji Co., Ltd.	Sapporo City	Japan	99.50%
SteloTec GmbH	Stuttgart	Germany	100.00%
Tech Net	Shizuoka City	Japan	100.00%
Tokuyama Jidosha Seibi Co., Ltd.	Shunan City	Japan	99.90%
Tomifu Service Co., Ltd.	Toyama City	Japan	99.75%
Topakku	Kitahiroshima City	Japan	69.82%

III. Non Consolidated Companies of Daimler Financial Services
Daimler Financial Services Portfolio GmbH	Berlin	Germany	100.00%
Daimler Fleet Services A.S.	Istanbul	Turkey	100.00%
Daimler Services Handelsbeteiligungen GmbH	Berlin	Germany	100.00%
DaimlerChrysler Capital Services (debis) Asia Pacific Pte. Ltd.	Singapore	Singapore	100.00%
DaimlerChrysler Capital Services (debis) Australia Pty. Ltd.	Melbourne	Australia	100.00%
DaimlerChrysler Capital Services (debis) UK Ltd.	Milton Keynes	Great Britain	100.00%
DaimlerChrysler Finanzierungsvermittlungs GmbH	Karlsruhe	Germany	51.00%
DaimlerChrysler Services UK Trustees Ltd.	Milton Keynes	Great Britain	100.00%
debis Energy GmbH	Berlin	Germany	100.00%
debis International Trading Venezuela C.A.	Caracas	Venezuela	100.00%
debis Leasing Bohemia s.r.o.	Prague	Czechia	100.00%
EAS Assekuranz Vermittlungs-Gesellschaft mbH	Frankfurt on the Main	Germany	100.00%
Hans Silkenbäumer Assekuranz Makler GmbH i.L.	Münster	Deutschland	100.00%
Javet Rent a Car Service AG	Alpnach	Switzerland	66.00%
Mercedes-Benz Bank Rus	Moskow	Russia	100.00%
Mercedes-Benz Capital Services NV	Vilvoorde	Belgium	100.00%
Mercedes-Benz Charterway Bohemia s.r.o.	Prague	Czechia	50%	2)
Mercedes-Benz CharterWay Espana, S.A.	Madrid	Spain	100.00%
Mercedes-Benz CharterWay Ltd.	Milton Keynes	Great Britain	100.00%
Mercedes-Benz CharterWay N.V.	Vilvoorde	Belgium	50%	2)
Mercedes-Benz CharterWay Portugal - Aluguer de Veiculos de Mercadorias Lda.	Mem Martins	Portugal	100.00%
Mercedes-Benz CharterWay S.p.A.	Romeee	Italy	50%	2)
Mercedes-Benz Finance China Ltd.	Hong Kong	Hong Kong	100.00%
Mercedes-Benz Financial Services Korea Limited	Seoul	South Korea	60.00%
Mercedes-Benz Financial Services Rus	Moscow	Russia	100.00%
Mercedes-Benz Rental and Insurance Services Korea Ltd.	Seoul	South Korea	100.00%
Mercedes-Benz Servizi Tecnici Assicurativi Italia S.r.I.	Romeee	Italy	100.00%
MG Metalli Non-Ferrosi S.r.l.	Frankfurt on the Main	Germany	99.99%
Multistate LIHTC Holdings III Limited Partnership	Farmington Hills	USA	100.00%
NPT Non Ferrous Products Trading GmbH	Frankfurt on the Main	Germany	100.00%
Traffic Dialog System Betreibergesellschaft mbH	Berlin	Germany	100.00%

IV. Non Consolidated Companies of Vans, Buses, Other
AEG (UK) Limited	Bucks	Great Britain	100.00%
AEG do Brasil Produtos Eletricos e Electronicos Ltda.	Sao Paulo	Brazil	100.00%
AEG India Limited	Bangalore	India	100.00%
AEG Italiana S.p.A. i.L.	Milan	Italy	100.00%
AEG Olympia Office GmbH	Schortens	Germany	100.00%
Anota Fahrzeug Service- und Vertriebsgesellschaft mbH	Berlin	Germany	100.00%
Circulo Cerrado S.A.	Buenos Aires	Argentina	68.44%
Daimler Gestión Inmobiliaria, S.L.	Madrid	Spain	100.00%
Daimler Luxembourg Capital S.A.	Luxembourg	Luxembourg	100.00%
Daimler Potsdamer Platz Mobilien GmbH	Schönefeld	Germany	100.00%
Daimler TSS GmbH	Ulm	Germany	100.00%
Daimler-Benz Purchasing Coordination of North America, Inc.	Auburn Hills	USA	100.00%
DaimlerChrysler AG & Co. Anlagenverwaltung OHG	Ludwigsfelde	Germany	100.00%
DaimlerChrysler AG & Co. Potsdamer Platz KG	Schönefeld	Germany	100.00%
DaimlerChrysler Computing Services GmbH	Raaba	Austria	100.00%
DaimlerChrysler Corporate Services Inc.	New York	USA	100.00%
DaimlerChrysler Grundstücksgesellschaft mbH & Co. Bremen OHG	Schönefeld	Germany	100.00%
DaimlerChrysler Mitarbeiter Wohnfinanz GmbH	Stuttgart	Germany	100.00%
DaimlerChrysler Project Consult GmbH	Stuttgart	Germany	100.00%
Dasa Aircraft Finance XIV B.V.	Amsterdam	Netherlands	100.00%
Dasa Aircraft Finance XV B.V.	Amsterdam	Netherlands	100.00%
Dasa Aircraft Finance XVI B.V.	Amsterdam	Netherlands	100.00%
Dasa Verwaltungs GmbH	Stuttgart	Germany	100.00%
DBM & debis Immobilienmanagement Grundstücksbeteiligungs GmbH	Berlin	Germany	100.00%
DBM & debis Immobilienmanagement Grundstücksbeteiligungs GmbH & Co. Projekt Kochstr. KG	Berlin	Germany	94.00%
DC Immobilien Bad Homburg GmbH	Schönefeld	Germany	100.00%
Dedalus GmbH & Co. KGaA	Stuttgart	Germany	100.00%
Dedalus VV GmbH	Bonn	Germany	100.00%

DIL Polska Warszawa Sp. z o.o.	Warsaw	Poland	100.00%
Erste Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Germany	100.00%
Euro Service Bus SAS	Hoerdt	France	90.00%
EvoBus Polska Sp. z. o. o.	Wolica	Poland	100.00%
EvoBus Reunion S.A.	Le Port / Reunion	Reunion	54.33%
EvoBus Romania SRL	Bucharest	Romania	99.94%
EvoBus Russland OOO	Moscow	Russia	100.00%
EvoBus Srbija i Crna Gora d.o.o.	Novi Beograd	Serbia and Montenegro	100.00%
Fokker-Holding B.V.	Utrecht	Netherlands	77.78%
France Aircraft Finance I. B.V.	Amsterdam	Netherlands	100.00%
France Aircraft Finance II. B.V.	Amsterdam	Netherlands	100.00%
France Aircraft Finance III. B.V.	Amsterdam	Netherlands	100.00%
France Aircraft Finance IV. B.V.	Amsterdam	Netherlands	100.00%
France Aircraft Finance V. B.V.	Amsterdam	Netherlands	100.00%
Grundstücksverwaltungsgesellschaft Daimler-Benz Wohnungsbau GmbH & Co. OHG	Schönefeld	Germany	100.00%
IDB Infrarot-Detektor-Beteiligungs GmbH	Heilbronn	Germany	100.00%
ITF INTERTRAFFIC Gesellschaft für Integrierte Verkehrsmanagementsysteme mbH	Munich	Germany	100.00%
Mercedes-Benz China Holding GmbH	Stuttgart	Germany	100.00%
MILON Grundstücks-Verwaltungsgesellschaft mbH & Co. KG	Grünwald	Germany	95.00%
Montajes y Estampaciones Metálicas, S.L.	Esparreguera	Spain	51.00%
MORA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG	Grünwald	Germany	100.00%
NAG Nationale Automobil-Gesellschaft Aktiengesellschaft	Stuttgart	Germany	100.00%
Ruth Verwaltungsgesellschaft mbH	Stuttgart	Germany	100.00%
Setra Madagascar S.A.R.L.	Antananarivo	Madagascar	96.00%
Stansted Aircraft Finance No.1 Ltd.	George Town	Caiman Isles	50.00%
Stansted Aircraft Finance No.2 Ltd.	George Town	Caiman Isles	50.00%
StarMobility GmbH	Leinfelden-Echterdingen	Germany	100.00%
TOKO S.R.L.	Besnate	Italy	100.00%
Vastgoed Nijkerk - 1 B.V.	Utrecht	Netherlands	100.00%
Vermögensverwaltungsgesellschaft Daimler Atlanta mbH	Stuttgart	Germany	100.00%
Wings Aircraft Finance Inc.	Wilmington	USA	100.00%
Zweite Vermögensverwaltungsgesellschaft Zeus mbH	Stuttgart	Germany	100.00%

C. ASSOCIATED COMPANIES AND GROUP COMPANIES AT EQUITY
I. Associated Companies and Group Companies at Equity of Mercedes-Benz Cars
Auto Testing Company Inc.	Vance	USA	100.00%
Ballard Power Systems Inc.	Burnaby	Canada	18.73%
Beijing Benz-DaimlerChrysler Automotive Corporation Ltd.	Bejing	China	39.45%
Drive Test LLC	Laredo	USA	51.00%
MBtech Auto Testing Properties L.L.C.	Laredo	USA	100.00%
MB-technology North America LLC	Troy	USA	100.00%
McLaren Group Limited	Woking	Great Britain	40.00%
Southern Star Motor Company	Hong Kong	Hong Kong	51.00%

II. Associated Companies and Group Companies at Equity of Daimler Trucks
Cullen Diesel Power Ltd.	Surrey	Canada	49.00%
Daimler FleetBoard GmbH	Stuttgart	Germany	51.00%
DaimlerChrysler Tractocamiones, S.A. de C.V.	Mecico	Mexico	100.00%
Fuso Land Transport (Rikuso) Co., Ltd.	Kawasaki City	Japan	21.67%
Hakodate Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Hakodate City	Japan	28.04%
Kanagawa Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Yokohama City	Japan	43.83%
MTU Detroit Diesel Australia Pty. Ltd.	Chipping Norton	Australia	50.00%
Okayama Mitsubishi Fuso Truck & Bus Sales Co., Ltd.	Okayama	Japan	50.00%
P.T.Mitsubishi Krama Yudha Motors and Manufacturing	Jakarta	Indonesia	32.28%
Polomex, S.A. de C.V.	Monterrey	Mexico	26.00%
SelecTrucks of Arizona LLC	Tolleson	USA	50.00%
SelecTrucks of Dallas LLC	Dallas	USA	50.00%
SelecTrucks of Greensboro LLC	Greensboro	USA	50.00%
SelecTrucks of Houston LLC	Houston	USA	50.00%
SelecTrucks of Jackson LLC	Richland	USA	50.00%
SelecTrucks of Las Vegas LLC	Las Vegas	USA	50.00%
SelecTrucks of Los Angeles LLC	Fontana	USA	50.00%

SelecTrucks of Montreal S.E.N.C.	Ville Anjon	Canada	50.00%
SelecTrucks of Oklahoma City LLC	Oklahoma City	USA	50.00%
SelecTrucks of Omaha LLC	Council Bluffs	USA	50.00%
SelecTrucks of San Antonio LLC	Converse	USA	50.00%
Vehiculos de Tlalnepantla, S.A. De C.V.	Tlalneplantla, Edo de México	Mexico	99.99%

III. Associated Companies and Group Companies at Equity of Daimler Financial Services
Daimler Financial Services Automotive Israel Ltd.	Tel-Aviv	Israel	100.00%
Daimler Financial Services Israel Ltd.	Tel-Aviv	Israel	60.00%
DaimlerChrysler Auto Finance (China) Ltd.	Bejing	China	100.00%
DaimlerChrysler Biztositasi Alkusz Kft.	Budapest	Hungary	100.00%
DaimlerChrysler Compania Financiera S.A.	Buenos Aires	Argentina	100.00%
DaimlerChrysler Credit zRt.	Budapest	Hungary	90.00%
DaimlerChrysler Financial Services China Ltd.	Hong Kong	Hong Kong	60.00%
DaimlerChrysler Financial Services Slovensko, s.r.o.	Bratislava	Slovakia	75.00%
DaimlerChrysler Fleet Mangement Polska Sp.z.o.o.	Warsaw	Poland	100.00%
DaimlerChrysler Leasing Hrvatska d.o.o.	Zagreb	Croatia	100.00%
DaimlerChrysler Leasing Kft.	Budapest	Hungary	90.00%
DaimlerChrysler Re Insurance S.A. Luxembourg	Luxemburg	Luxembourg	100.00%
DaimlerChrysler Services Portugal - Aluguer de Automoveis, Lda.	Mem Martins	Portugal	99.97%
DaimlerChrysler Services Portugal - Instituicao Financeira de Crédito S.A.	Mem Martins	Portugal	100.00%
debis AC Leasing d.o.o.	Ljubljana	Slovenia	52.00%
Mercedes-Benz Corretora de Seguros Ltda.	Sao Paulo	Brazil	99.98%
Mercedes-Benz Financial Services Hellas AE	Kifissia	Greece	100.00%
Toll Collect GbR	Berlin	Germany	45.00%
Toll Collect GmbH	Berlin	Germany	45.00%

IV. Associated Companies and Group Companies at Equity of Vans, Buses, Other
Chrysler (Australia) Pty Ltd	Melbourne	Australia	100.00%
Chrysler Argentina SRL	Buenos Aires	Argentina	100.00%
Chrysler Balkans doo Beograd	Belgrade	Serbia	100.00%
Chrysler Belgium Luxembourg SA	Brussels	Belgium	100.00%
Chrysler Colombia Ltda	Santafe de Bogota	Colombia	100.00%
Chrysler Czech Republic s.r.o.	Prague	Czech Republic	100.00%
Chrysler Danmark ApS	Kopenhagen	Denmark	100.00%
Chrysler Espana SL	Madrid	Spain	100.00%
Chrysler France SAS	Rocquencourt	France	100.00%
Chrysler Holding LLC	Auburn Hills	USA	19.90%
Chrysler Italia srl	Romeee	Italy	100.00%
Chrysler Japan Co Ltd	Tokyo	Japan	100.00%
Chrysler Nederland BV	Utrecht	Netherlands	100.00%
Chrysler New Zealand Ltd	Mount Wellington	New Zealand	98.90%
Chrysler Polska Sp.z.o.o.	Warsaw	Poland	100.00%
Chrysler Russia SAO	Moscow	Russia	100.00%
Chrysler South Africa (Pty) Ltd	Centurion	South Africa	100.00%
Chrysler South East Asia Pte Ltd	Singapore	Singapore	100.00%
Chrysler Sweden AB	Malmö	Sweden	100.00%
Chrysler Switzerland GmbH	Schlieren	Switzerland	100.00%
Chrysler UK Ltd	Milton Keynes	Great Britain	100.00%
CJD do Brasil Comércio de Veiculos Ltda.	Sao Paulo	Brazil	100.00%
DADC Luft- und Raumfahrt Beteiligungs AG	Munich	Germany	25.00%
European Aeronautic Defence and Space Company EADS N.V.	Schiphol-Rijk	Netherlands	25.50%
Fujian Daimler Automotive Co. Ltd.	Fuzhou	China	50.00%
Powerway, Inc.	Indianapolis	USA	39,75%	3)

D. AT COST BEWERTETE ASSOZIIERTE UNTERNEHMEN 4)
I. Associated Companies at Cost of Mercedes-Benz Cars
APS-technology GmbH Antriebsprüffeld Stuttgart	Landau	Germany	30.00%
ATB - Institut für angewandte Systemtechnik Bremen GmbH	Bremen	Germany	26.25%
ATP Automotive Testing Papenburg GmbH	Papenburg	Germany	40.00%
Brembo Ceramic Brake Systems S.p.A.	Stezzano	Italy	50.00%
DaimlerChrysler Automotive Hungária Kft.	Budapest	Hungary	50.00%

Deutsche Automobilgesellschaft mbH i.L.	Braunschweig	Germany	50.00%
Egyptian-German Automotive Co. (EGA) S.A.E.	Cairo	Egypt	26.00%
European Center for Information and Communication Technologies - EICT GmbH	Berlin	Germany	20.00%
GPWC Holdings B.V.	Amsterdam	Netherlands	33.33%
Huttelmaier GmbH	Schorndorf	Germany	25.10%
IHI Charging Systems International GmbH	Heidelberg	Germany	49.00%
Lackzentrum Bielefeld GmbH	Bielefeld	Germany	25.00%
Mercedes-Benz Lackzentrum Dresden GmbH	Dresden	Germany	36.00%
Mercedes-Benz Österreich Vertriebsgesellschaft m.b.H.	Salzburg	Austria	50.00%
Mercedes-Benz Taiwan Ltd.	Taipei	Taiwan	49.00%
NuCellSys Holding GmbH	Kirchheim	Germany	50.00%
PDB - Partnership for Dummy Technology and Biomechanics GbR	Ingolstadt	Germany	20.00%
Prestige Capital Limited	Bangkok	Thailand	25.00%

II. Associated Companies at Cost of Daimler Trucks
Atlantic Detroit Diesel Allison LLC	Lodi	USA	100.00%
BENTELER Estamparia Automotiva Ltda.	Campinas	Brazil	35.00%
Bishop Technology Group Ltd.	North Ryde	Australia	29.23%
CINPAL - Cia. Industrial de Pecas para Automoveis	Taboao da Serra	Brazil	42.60%
CPE - Companhia de Participacoes e Empreendimentos S.A.	Taboao da Serra	Brazil	42.60%
Dieselmotor CJSC	Moscow	Russia	49.00%
MAGAL Industria e Comercio Ltda.	Sao Paulo	Brazil	35.00%
MFTB Taiwan Co., Ltd.	Tao-tuan	Taiwan	33.40%
National Automobile Industry Company Ltd.	Jeddah	Saudi Arabien	26.00%
NAW Nutzfahrzeuge AG i.L	Arbon	Switzerland	49.00%
Omuta Unso Co., Ltd.	Omuta City	Japan	33.51%
PFS Holdings LLC	Detroit	USA	50.00%
Shinju Co., Ltd.	Yamaguchi-City	Japan	25.00%
Toyo Kotsu Co., Ltd.	Tomiya-cho	Japan	28.20%

III. Associated Companies at Cost of Daimler Financial Services
Krüger International Trading Corporation, S.A.	Managua	Nicaragua	40.00%
MG NE Beteiligungs GmbH	Frankfurt on the Main	Germany	50.00%

IV. Associated Companies at Cost of Vans, Buses, Other
AEG Anglo Battery Holdings S.A.	Luxembourg	Luxembourg	50.00%
AEG Engineering Ltd.	Dhaka	Bangladesh	22.22%
CaetanoBus, Fabricacao de Carrocarias SA	Villo Nova de Gaia	Portugal	26.00%
Castle Aircraft Finance No. 1 Ltd.	George Town	Caiman Isles	25.00%
CONTRAC GmbH Maschinen und Anlagen	Wiesbaden	Germany	33.33%
Esslinger Wohnungsbau GmbH	Esslingen a.N.	Germany	25.00%
EURODIR (G.I.E.)	Chatenay Malabry	France	50.00%
Eventus Mobilien-Verwaltungsgesellschaft mbH & Co. Projekt 2 KG	Stuttgart	Germany	56.15%
EvoBus Hungaria Handels GmbH	Budapest	Hungary	33.33%
Grundstücksgesellschaft Schlossplatz 1 mbH & Co. KG	Berlin	Germany	20.00%
La Carrosserie Dauphinoise S.A.	Les Abrets	France	45.00%
LOVOR Grundstücksverwaltungsgesellschaft mbH & Co. KG	Grünwald	Germany	42.22%
OEConnection LLC	Richfield	USA	24.98%
Reva S.A.S.	Cugnac	France	34.00%
Tomassini Style S.r.I.	Passignano sul Trasimeno	Italy	33.00%
Wohnbau Gaggenau GmbH	Gaggenau	Germany	50.00%
Wohnbau Wörth a. Rh. GmbH	Wörth	Germany	50.00%

E. OTHER MAJOR SUBSIDIARIES
Tata Motors Ltd.	Mumbai	India	6.64%

1) Joint ventures of Daimler Trucks and Daimler Financial Services with 50% each; consolidated companies at Daimler Group level.

2) Joint subsidiary of Daimler Trucks and Daimler Financial Services with 50 % each; not consolidated companies at Daimler Group level.

3) Percentage of voting rights: 37,55%.

4) As the impact of these companies on the consolidated financial statements of the Group was neither material for individual companies nor in the aggregate, they were not accounted for using the equity method of accounting.

5) Share of the Parent Company in the capital of the investment.